GSE SYSTEMS, INC.
                              8930 Stanford Blvd.
                            Columbia, Maryland 21045


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of GSE Systems, Inc., a Delaware corporation, hereby constitute and appoint Robert W. Stroup and Thomas K. Milhollan, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or both of them, to sign, for the undersigned and in their respective names as Officers and Directors of the Corporation the Annual Report on Form 10-K of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Annual Report; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  March 25, 1998


          Name                                        Title
          ----                                        -----

 /s/ JEROME I. FELDMAN                         Chairman of the Board
-----------------------------
     Jerome I. Feldman


/s/ CHRISTOPHER M. CARNAVOS                    Director and President
------------------------------              (Principal Executive Officer)
   Christopher M. Carnavos


/s/ ROBERT W. STROUP             Executive Vice President, Secretary & Treasurer
------------------------------    (Principal Financial and Accounting Officer)
     Robert W. Stroup


/s/ EUGENE D. LOVERIDGE                  Director and Senior Vice President
------------------------------
    Eugene D. Loveridge


/s/ HANS I. EBENFELT                              Director
------------------------------
    Hans I. Ebenfelt


/s/ SHELDON L. GLASHOW                            Director
------------------------------
   Sheldon L. Glashow


/s/ JOHN A. MOORE, JR.                            Director
------------------------------
   John A. Moore, Jr.


/s/ GEORGE J. PEDERSEN                            Director
------------------------------
    George J. Pedersen


/s/ MARTIN M. POLLAK                              Director
------------------------------
     Martin M. Pollak


/s/ SYLVAN SCHEFLER                               Director
------------------------------
      Sylvan Schefler


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